FOURTH AMENDMENT
TO
SECOND AMENDED AND RESTATED
AGREEMENT OF LIMITED PARTNERSHIP
OF
GLADSTONE COMMERCIAL LIMITED PARTNERSHIP
This FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP (this “Amendment”) is entered into and effective as of this 5th day of August, 2021. Capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Second Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of July 11, 2018, as amended by Exhibit SEP designating the Series 6.625% Series E Cumulative Redeemable Preferred Stock, as further amended by the First Amendment to the Second Amended and Restated Agreement of Limited Partnership, dated as of December 2, 2019, as further amended by the Second Amendment to the Second Amended and Restated Agreement of Limited Partnership, dated as of February 20, 2020, and as further amended by the Third Amendment to the Second Amended and Restated Agreement of Limited Partnership, dated as of June 23, 2021 (collectively, the “Partnership Agreement”).
RECITALS
WHEREAS, Gladstone Commercial Limited Partnership (the “Partnership”), was formed as a limited partnership under the laws of the State of Delaware, pursuant to a Certificate of Limited Partnership filed with the Office of the Secretary of State of the State of Delaware effective as of May 28, 2003; and
WHEREAS, GCLP Business Trust II, a Massachusetts business trust (the “General Partner”), is the sole general partner of the Partnership;
WHEREAS, Gladstone Commercial Corporation, a Maryland corporation (the “Parent”), is the sole member of the General Partner; and
WHEREAS, pursuant to Section 15.15 of the Partnership Agreement, the General Partner desires to amend the Partnership Agreement.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing, of mutual covenants between the parties hereto, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereto agree to amend the Partnership Agreement as follows:
1.Definitions. Unless otherwise defined herein, all terms defined in the Partnership Agreement have the same meaning when used herein.
2.Amendments to Partnership Agreement.
(a)Article I of the Partnership Agreement is hereby amended as follows:

(i)The definition of “Preferred Parity Units” is hereby deleted in its entirety and replaced with the following:
“‘Preferred Parity Units’ means all classes or series of Preferred Units issued by the Partnership, the terms of which specifically provide that such Preferred Units rank on a parity with such Preferred Parity Units with respect to distribution rights and rights upon liquidation, dissolution or winding up of the Partnership, including the Series E Preferred Units, Series F Preferred Units, Series G Preferred Units and any other Preferred Units to be issued in the future and designated to rank on a parity with such Preferred Parity Units with respect to distribution rights and rights upon liquidation.”
(ii)The definition of “Series D Preferred Units” is hereby deleted in its entirety.
(iii)The following definition of “Series G Preferred Units” is hereby inserted in its proper alphabetical position:
“‘Series G Preferred Units’ means ‘6.00% Series G Cumulative Redeemable Preferred Unit’ of the Partnership, as designated in Exhibit SGP.”
(b)Article IV, Section 4.02 of the Partnership Agreement is hereby deleted in its entirety and replaced with the following:
“Classes and Series of Partnership Units. Until such time as additional classes or series of Partnership Units are created pursuant to Section 4.03(a) below, the Partnership shall have the following six (6) classes of Partnership Units: “OP Units”, “LTIP Units”, “Senior Common Units”, “Series E Preferred Units”, “Series F Preferred Units” and “Series G Preferred Units”. Subject to Section 4.06, OP Units, LTIP Units, Senior Common Units, Series E Preferred Units, Series F Preferred Units, Series G Preferred Units or other Partnership Units of any additional class or series, at the election of the General Partner, may be issued to newly admitted Partners in exchange for any Capital Contributions by such Partners and/or the provision of services by such Partners; provided, that any Partnership Unit that is not specifically designated by the General Partner as being of a particular class shall be deemed to be an OP Unit.”
(c)Article XIII, Section 13.02(a)(iv) of the Partnership Agreement is hereby deleted in its entirety and replaced with the following:
“Fourth, to the holders of Series E Preferred Units, Series F Preferred Units and Series G Preferred Units in accordance with the terms of Exhibit SEP, Exhibit SFP and Exhibit SGP; and”
(d)Exhibit SDP is hereby deleted in its entirety.
(e)Exhibit SEP of the Partnership Agreement is hereby amended as follows:
(i)The definition of “Series D Preferred Units” in Section 2 is hereby deleted in its entirety.
(ii)Section 11 is hereby deleted in its entirety and replaced with the following:
“Ranking. In respect of rights to the payment of dividends and the distribution of assets in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Partnership, the Series E Preferred Units shall rank (i) senior to the Common Units, the Senior Common Units and any other class or series of Partnership Interest of the Partnership, the terms of which expressly provide that such Partnership Interest ranks junior to the Series E Preferred Units as to the payment of dividends or the distribution of assets upon liquidation, dissolution or winding up of the affairs of the Partnership, (ii) on a parity with the Series F Preferred Units, the Series G Preferred Units, and any other class or series of Partnership Interest of the Partnership, the terms of which expressly provide that such Partnership Interest ranks on parity with the Series E Preferred Units as to the payment of dividends or the distribution of assets upon liquidation, dissolution or winding up of the affairs of the Partnership, and (iii) junior to any other class or series of Partnership Interest of the Partnership, the terms of which expressly provide that such Partnership Interest ranks senior to the Series E Preferred Units as to the payment of dividends or the distribution of assets upon liquidation, dissolution or winding up of the affairs of the Partnership, and to all existing and future debt obligations of the Partnership.”
(f)Exhibit SFP of the Partnership Agreement is hereby amended as follows:
(i)Section 2 is hereby deleted in its entirety and replaced with the following:
“Rank. Series F Preferred Units will, with respect to distribution rights and rights upon liquidation of the Partnership, rank (a) senior to the OP Units, and to all other classes and series of Units ranking junior to Series F Preferred Units with respect to distribution rights or rights upon liquidation of the Partnership; (b) on a parity with the Series E Preferred Units and Series G Preferred Units, and any other Preferred Parity Units with respect to distribution rights and rights upon liquidation of the Partnership; (c) junior to all classes and series of Units issued by the Partnership, the terms of which specifically provide that such Units rank senior to Series F Preferred Units with respect to distribution rights and rights upon liquidation of the Partnership; and (d) junior to all existing and future indebtedness of the Partnership.”
(g)Exhibit SGP of the Partnership Agreement is hereby amended as follows:
(i)The definition of “Series D Preferred Units” in Section 2 is hereby deleted in its entirety.
(ii)Section 11 is hereby deleted in its entirety and replaced with the following:
“Ranking.  In respect of rights to the payment of dividends and the distribution of assets in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Partnership, the Series G Preferred Units shall rank (i) senior to the Common Units, the Senior Common Units and any other class or series of Partnership Interest of the Partnership, the terms of which expressly provide that such Partnership Interest ranks junior to the Series G Preferred Units as to the payment of dividends or the distribution of assets upon liquidation, dissolution or winding up of the affairs of the Partnership, (ii) on a parity with the Series E Preferred Units, the Series F Preferred Units and any other class or series of Partnership Interest of the Partnership, the terms of which expressly provide that such Partnership Interest ranks on parity with the Series G Preferred Units as to the payment of dividends or the distribution of assets upon liquidation, dissolution or winding up of the affairs of the Partnership, and (iii) junior to any other class or series of Partnership Interest of the Partnership, the terms of which expressly provide that such Partnership Interest ranks senior to the Series G Preferred Units as to the payment of dividends or the distribution of assets upon liquidation, dissolution or winding up of the affairs of the Partnership, and to all existing and future debt obligations of the Partnership.”
3.Except as set forth herein, all of the terms and conditions of the Partnership Agreement shall continue in full force and effect following the execution of this Amendment.
4.This Amendment may be executed in any number of original or facsimile counterparts and, when so executed, all of such counterparts shall constitute a single instrument binding upon all parties hereto notwithstanding that all parties are not signatory to the original or facsimile or to the same counterpart.
5.This Amendment shall be effective upon the execution hereof by the General Partner.
6. In the event any provision of this Amendment is determined to be invalid or unenforceable, such provision shall be deemed severed from the remainder of this Amendment and replaced with a valid and enforceable provision as similar in intent as reasonably possible to the provision so severed, and shall not cause the invalidity or unenforceability of the remainder of this Amendment.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have hereunder affixed their signatures to this Fourth Amendment to Second Amended and Restated Agreement of Limited Partnership of Gladstone Commercial Limited Partnership as of the 5th day of August, 2021.

GENERAL PARTNER:
GCLP Business Trust II
By: /s/ David Gladstone
Name: David Gladstone
Title: Trustee
By: /s/ Robert Cutlip
Name: Robert Cutlip
Title: Trustee
By: /s/ Jay Beckhorn
Name: Jay Beckhorn
Title: Trustee
By: /s/ Gary Gerson
Name: Gary Gerson
Title: Trustee
SOLE LIMITED PARTNER:
GCLP Business Trust I
By: /s/ David Gladstone
Name: David Gladstone
Title: Trustee
By: /s/ Robert Cutlip
Name: Robert Cutlip
Title: Trustee
By: /s/ Jay Beckhorn
Name: Jay Beckhorn
Title: Trustee
By: /s/ Gary Gerson
Name: Gary Gerson
Title: Trustee
PARENT:
Gladstone Commercial Corporation
By: /s/ David Gladstone
Name: David Gladstone
Title: Chief Executive Officer

Signature Page to Fourth Amendment to Second Amended and Restated Agreement of Limited Partnership of Gladstone Commercial Limited Partnership